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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14, 2006

Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600 Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 646-4100

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

On June 12, 2006 Plains All American Pipeline, L.P. (the "Partnership") announced that it had entered into a Purchase Agreement and an Agreement and Plan of Merger, pursuant to which Pacific Energy Partners, L.P. ("PPX") will be merged into the Partnership. The attached exhibits include the historical financial statements of PPX and pro forma financial statements for the probable acquisition.

        (d)   Exhibits

    23.1
    Consent of KPMG LLP

    99.1
    Pacific Energy Partners, L.P. Condensed Consolidated Financial Statements (Unaudited) as of March 31, 2006 and for the three months ended March 31, 2006 and March 31, 2005.

    99.2
    Pacific Energy Partners, L.P. Consolidated Financial Statements as of December 31, 2005 and for the three years ended December 31, 2005.

    99.3
    Unaudited Pro Forma Condensed Combined Financial Statements of Plains All American Pipeline, L.P. as of and for the three months ended March 31, 2006 and for the year ended December 31, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.
Date: July 14, 2006	By:	Plains AAP, L.P., its general partner
	By:	Plains All American GP LLC, its general partner
	By:	/s/ TINA L. VAL Name: Tina L. Val Title: Vice President—Accounting and Chief Accounting Officer

INDEX TO EXHIBITS

23.1
Consent of KPMG LLP

99.1
Pacific Energy Partners, L.P. Condensed Consolidated Financial Statements (Unaudited) as of March 31, 2006 and for the three months ended March 31, 2006 and March 31, 2005.

99.2
Pacific Energy Partners, L.P. Consolidated Financial Statements as of December 31, 2005 and for the three years ended December 31, 2005.

99.3
Unaudited Pro Forma Condensed Combined Financial Statements of Plains All American Pipeline, L.P. as of and for the three months ended March 31, 2006 and for the year ended December 31, 2005.

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SIGNATURES
INDEX TO EXHIBITS